UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Soliciting Material Pursuant to §240.14a-12

Poker Magic, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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POKER MAGIC, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

September 7, 2012

Notice is hereby given that a special meeting of the shareholders of Poker Magic, Inc. (the “Company”) will be held at the offices of Maslon Edelman Borman & Brand, LLP, counsel to the Company, at 3300 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota, on Friday, September 7, 2012 at 9:00 a.m. Central Standard Time, for the purpose of considering and voting on a proposal to amend the Articles of Incorporation of the Company, as amended, to effect a 1-for-11 combination (reverse split) of the Company’s common stock.

Shareholders of record at the close of business on August 8, 2012 are entitled to notice of and to vote at the meeting. Under Minnesota law, approval of the proposal at the shareholder meeting requires the affirmative vote of the holders of the greater of a majority of the voting power of the shares present and entitled to vote, or a majority of the voting power of the minimum number of the shares entitled to vote that would constitute a quorum for the transaction of business at the meeting.

The accompanying Proxy Statement contains more information relating to the special meeting.

By Order of the Board of Directors,

Douglas M. Polinsky
Chairman and Chief Executive Officer

Approximate date of mailing of proxy materials:

August 20, 2012

Important Notice Regarding the Availability of Proxy Materials for the Special Shareholder Meeting to be held on September 7, 2012: The Proxy Statement for the special meeting is available at https://materials.proxyvote.com/73086A.

Exhibits

Exhibit A – Proposed Amendment to Articles of Incorporation

Important Note: A proxy card for voting at the special meeting is also enclosed with this Proxy Statement. Your vote is important. Please timely complete, execute and mail the enclosed proxy card and certification.

PROXY STATEMENT

OF

POKER MAGIC, INC.

For a Special Meeting of Shareholders

to be held on September 7, 2012

This Proxy Statement is being furnished by Poker Magic, Inc., a Minnesota corporation, in connection with the solicitation by the Company of proxies for the purpose described in this Proxy Statement at a special meeting of shareholders to be held on Friday, September 7, 2012, and at any and all adjournments or postponements thereof. This Proxy Statement and the accompanying proxy card are expected to be mailed to Company shareholders on or about August 20, 2012. Throughout this Proxy Statement, the terms “the Company,” “Poker Magic,” “we,” “our,” and “us” refer to Poker Magic, Inc.

The special meeting will be held at the offices of Maslon Edelman Borman & Brand, LLP, counsel to the Company, at 3300 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota, on Friday, September 7, 2012 at 9:00 a.m. Central Standard Time. The Board of Directors has fixed the close of business on August 8, 2012 as the record date for determining shareholders entitled to notice of and to vote at the special meeting.

Purpose of the Special Meeting

The Board of Directors has called a special meeting in conformity with Minnesota Statutes, Section 302A.433, and the requirements of Section 3.2 of the Company’s Amended and Restated Bylaws. The purpose of the special meeting is to consider and vote on whether to amend the Articles of Incorporation of the Company, as amended (the “Articles of Incorporation”), to effect a 1-for-11 combination (reverse split) of the Company’s outstanding common stock (the “Stock Split”). In accordance with Minnesota law and the Company’s bylaws, no other matters may be brought before the special meeting.

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Questions and Answers

Why am I receiving this Proxy Statement?

This Proxy Statement contains information related to the solicitation of proxies for use at our special meeting to be held at 9:00 a.m., Central Standard Time, on Friday, September 7, 2012, at the offices of Maslon Edelman Borman & Brand, LLP, the Company’s counsel, located at 3300 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota, for the purpose stated in the Notice of Special Meeting of Shareholders. This solicitation is made by the Company.

Why is the Company holding this special meeting?

To vote on an amendment to the Company’s Articles of Incorporation to effect the Stock Split. The text of the proposed amendment to the Company’s Articles of Incorporation is set forth in Exhibit A attached to this Proxy Statement.

Who is entitled to vote at the special meeting?

Only holders of record of our common stock at the close of business on August 8, 2012, the record date for the special meeting, are entitled to receive notice of and to vote at the special meeting or any adjournment or postponement of the special meeting.

What are the voting rights of shareholders?

Each share of common stock outstanding on the record date entitles its holder to cast one vote on the matter to be voted upon.

Who can attend the special meeting?

Only holders of our common stock at the close of business on August 8, 2012, the record date for the special meeting, or their duly appointed proxies, are authorized to attend the special meeting. Cameras, recording devices, and other electronic devices will not be permitted at the special meeting. If you hold your shares in “street name” (that is, through a bank, broker or other nominee), you will need to bring either a copy of the brokerage statement reflecting your stock ownership as of the record date or a legal proxy from your bank or broker.

What will constitute a quorum at the special meeting?

The presence at the special meeting, in person or by proxy, of a majority of the voting power of the shares of common stock outstanding at the close of business on August 8, 2012 will constitute a quorum permitting our shareholders to conduct business at the special meeting. We will include abstentions in the number of shares of common stock present at the special meeting for purposes of determining a quorum. We will not include broker non-votes in the number of shares present at the meeting. A broker non-vote occurs when a bank, broker or other nominee holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares. As of the record date, there were 11,800,224 shares of common stock outstanding.

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How do I vote my shares of common stock that are held by my bank, broker or other nominee?

If you hold any or all of your shares of common stock through a bank, broker or other nominee, you should follow the voting instructions provided to you by the bank, broker or nominee. Specific voting procedures relating to your shares of common stock held through a bank, broker or other nominee will depend on their particular voting arrangements.

How do I vote?

You or your duly authorized agent may vote by completing and returning the accompanying proxy card, or you may attend the special meeting and vote in person.

May I change my vote after I return my proxy card?

Yes. You may revoke a previously granted proxy at any time before it is exercised by submitting to our attorneys, Maslon Edelman Borman & Brand, LLP, at 3300 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, a notice of revocation or a duly executed proxy (bearing a later date) on or prior to September 6, 2012. You may also revoke a previously granted proxy by attending the special meeting and voting in person.

How are votes counted?

If the accompanying proxy card is properly signed and returned to us, and not revoked, it will be voted AS DIRECTED BY YOU. If you return a proxy card but do not indicate how your shares are to be voted, your proxy card will be voted for the proposal at the special meeting.

How does the Board of Directors recommend that shareholders vote on the proposed amendment?

Our Board of Directors recommends a vote “FOR” the proposal. The factors considered by the board in reaching this determination are described below under the section titled “Recommendation by the Board of Directors.”

Why is the Company seeking approval of the proposed amendment?

Minnesota Statutes, Section 302A.402, subdivision 2, requires an amendment to the Articles of Incorporation to be approved by shareholders in order to effect a share combination (reverse stock split) if the percentage of authorized shares remaining unissued after the combination will exceed the percentage of authorized shares unissued prior to the combination. In the case of the proposed Stock Split, the percentage of authorized shares remaining unissued after the Stock Split (if approved) will exceed the percentage of authorized shares unissued prior to the Stock Split. Accordingly, the Company is seeking shareholder approval for the Stock Split.

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What if the proposed amendment is not approved?

If the proposal is not approved, the Stock Split will not be consummated.

What are the potential dilutive effects of the Stock Split?

As a result of the Stock Split, the Company will have more authorized shares available for issuance than it currently has. Therefore, a significant risk exists that current shareholder value may be further diluted after the Stock Split by the Company’s issuance of additional shares of common stock. For example, the current net tangible book value per share would be diluted if additional shares of common stock are issued without a simultaneous increase in the net book value of the Company’s assets. However, the Stock Split is not being proposed in response to any known effort to accumulate our common stock or obtain control of the Company, nor is it part of any plan, understanding, agreement or commitment by the Company to issue additional shares. We may, however, issue additional shares in the future to the Company’s officers as compensation, consistent with past practices, and as indicated in prior SEC filings, we may issue additional shares to consultants in order to conserve the Company’s cash resources.

Who pays the costs of soliciting proxies?

We will pay the costs of soliciting proxies. Presently, we do not anticipate that we will solicit proxies by any means other than mail. We expect that banks, brokers, fiduciaries, custodians and nominees will forward proxy soliciting materials to their principals, and that we will reimburse such persons’ out-of-pocket expenses.

How can I determine the results of the voting at the special meeting?

Preliminary voting results will be announced at the special meeting, if available. Preliminary results, if necessary, and final results will be reported on a Form 8-K filed with the SEC within four days of the date of the meeting.

Whom should I contact if I have any questions?

If you have any questions about the special meeting, the proxy materials or your ownership of our common stock, please contact Lindsey R. Day of Maslon Edelman Borman & Brand, LLP, counsel to the Company, at (612) 672-8366.

Voting at the Special Meeting

At the meeting, the shareholders of the Company will be asked to approve a proposed amendment to our Articles of Incorporation that would effect a 1-for-11 combination (reverse split) of the Company’s outstanding common stock. For our shareholders to approve this proposed amendment, Minnesota law requires the affirmative vote of the holders of the greater of: (i) a majority of the voting power of the shares present and entitled to vote, or (ii) a majority of the voting power of the minimum number of the shares entitled to vote that would constitute a quorum for the transaction of business at the meeting.

If, but only if, the required vote is obtained at the special meeting, then the Company’s Articles of Incorporation will be amended by a filing with the Minnesota Secretary of State.

As of August 8, 2012, the record date for the special meeting, there were 11,800,224 shares of common stock issued and outstanding. Each share of common stock is a voting share that entitles the holder thereof to one vote on the proposal for consideration at the special meeting.

A quorum for the conduct of business at the special meeting will exist if at least a majority of the voting power (or 5,900,113 shares of common stock) entitled to vote at the meeting is represented at the meeting, either in person or by proxy. The holders of a majority of the voting power represented at the meeting, whether in person or by proxy, and regardless of whether a quorum is present, may adjourn the special meeting from time to time.

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Whether or not you plan to attend the special meeting, the board urges you to vote your shares on the accompanying proxy card and return it in the enclosed envelope. The board is recommending that you vote “FOR” the proposed amendment. You may revoke a previously granted proxy at any time before it is exercised by submitting to our attorneys, Maslon Edelman Borman & Brand, LLP, at 3300 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, a notice of revocation or a duly executed proxy (bearing a later date) on or prior to September 6, 2012.

You may also revoke a previously submitted proxy by voting in person at the meeting, although attendance at the meeting will not, by itself, revoke a proxy. Unless revoked in the manner set forth above, proxies received by the Company on the accompanying form will be voted at the special meeting only in accordance with the written instructions set forth on the proxy card. In the absence of written instructions, proxies in the form accompanying this Proxy Statement will be voted for the proposed amendment to the Company’s Articles of Incorporation.

Any abstention from voting on a proxy that has not been revoked will be included in computing the number of voting shares present for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote “AGAINST” the proposal. When brokers do not receive voting instructions from a customer, they are permitted to, and generally do, exercise discretionary voting authority with respect to the customer’s shares on “routine” matters being voted on at a meeting. The special meeting does not involve any “routine matters.” As a result, brokers will not be permitted to exercise discretionary voting authority on the proposed amendment and there will be no “broker non-votes” involved in the special meeting.

The Board of Directors has appointed Maslon Edelman Borman & Brand, LLP, our legal counsel, as Inspector of Election. The board may, if it deems it appropriate, appoint a presiding inspector to oversee the Inspector of Election. The Inspector of Election will, among other things, determine whether a quorum is present, tabulate votes at the special meeting and resolve disputes.

If the Inspector of Election cannot definitively determine whether a quorum is present, the business of the special meeting will go forward, even though the final determination as to whether the quorum is present may not be completed for a number of days. If the quorum requirement is not met, the proposed amendment shall not be considered to have been approved. No other business is expected to be conducted at the special meeting.

Common Stock Outstanding and Eligible to be Voted

All outstanding common stock will be entitled to be voted at the special meeting, with each such share being entitled to one vote per share. As of August 8, 2012, the record date for the meeting, there were issued and outstanding 11,800,224 shares of common stock, all of which are eligible to be voted on the proposed amendment to the Company’s Articles of Incorporation.

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~ Proposal One ~

Approval of an Amendment to the Articles of Incorporation

to Effect a Reverse Stock Split of the Company’s Outstanding Common Stock

on a 1-for-11 Share Basis

General

The Board of Directors is recommending that the Company’s shareholders approve a proposed amendment to the Articles of Incorporation to implement a reverse split of the Company’s outstanding common stock, par value $0.001 per share, on a 1-for-11 share basis, but without reducing the number of authorized shares of capital stock that the Company may issue. Here and in other parts of this Proxy Statement, we refer to this as the “Stock Split.”

Based on the number of shares currently issued and outstanding, immediately following the effectiveness of the Stock Split the Company would have approximately 1,072,748 shares of common stock issued and outstanding (without giving effect to rounding for fractional shares). If approved by the shareholders at the special meeting, the Stock Split will be effective upon the filing of an amendment to the Articles of Incorporation with the Minnesota Secretary of State. A form of the proposed amendment is attached to this Proxy Statement as Exhibit A.

The Board of Directors reserves the right, notwithstanding shareholder approval and without further action by shareholders, to elect not to proceed with the Stock Split if the board should later determine that the Stock Split is no longer in the best interests of the Company.

The number of shares which will result in fractional interests cannot be precisely predicted as the Company cannot determine in advance the number of shareholders whose total shareholdings are not evenly divisible by the exchange ratio. It is not anticipated that a substantial number of shares will be required to be issued as a result of the rounding up of fractional shares that would otherwise result from the Stock Split.

Material Effects of the Stock Split

The Stock Split will be realized simultaneously for all of the Company’s common stock, and the ratio will be the same for all of the Company’s common stock. The Stock Split will affect all of the Company’s shareholders uniformly and will not affect any shareholder’s percentage ownership interest in the Company, except to the extent that the Stock Split would otherwise result in any of the Company’s shareholders owning a fractional share or option. If, as a result of the Stock Split, any shareholder is entitled to receive less than a full share of common stock (i.e., a fractional share), the fractional share to which he, she or it is entitled shall be rounded up to the nearest whole share. In addition, the Stock Split will not affect any shareholder’s proportionate voting power (subject to the treatment of fractional shares). However, because the number of authorized shares of the Company’s common stock will not be reduced, the Stock Split will increase the Board of Directors’ ability to issue authorized and unissued shares without further shareholder action.

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The primary effects of the Stock Split will be that:

•	the number of issued and outstanding shares of the Company’s common stock will be reduced from approximately 11,800,224 shares as of August 8, 2012, to approximately 1,072,748 shares;

•	the number of shares that may be issued upon the exercise of conversion rights by holders of securities convertible into shares of the Company’s common stock will be reduced on a 1-for-11 basis;

•	adjustments on a 1-to-11 ratio will be made to the per-share exercise price and the number of shares issuable upon the exercise of all outstanding options (and other conversion rights) entitling holders to purchase shares of the Company’s common stock;

•	we will obtain a new CUSIP number for our post-Stock Split shares of common stock;

•	shareholders who hold their shares in “street-name” (i.e., through a bank or brokerage firm) may be instructed as to special procedures of the bank or brokerage;

•	shareholders who hold their shares in “book-entry” form will not need to take any action to receive their post-Stock Split shares of common stock in registered book-entry form; and

•	shareholders who hold their shares in certificate form or a combination of certificate and book-entry form will receive a transmittal letter from our transfer agent (who will act as our exchange agent for purposes of exchanging old certificates for new certificates) as soon as practicable after the effective time of the Stock Split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-Stock Split shares of common stock for a certificate representing post-Stock Split shares of common stock. Beginning at the effective time of the Stock Split, each certificate representing pre-Stock Split shares will be deemed for all corporate purposes to evidence ownership of post-Stock Split shares and the right to obtain, in exchange therefor, a certificate representing such post-Stock Split shares. ACCORDINGLY, SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

In addition to the foregoing, the increased proportion of unissued authorized shares to issued shares may, under certain circumstances, have an anti-takeover effect. For example, it may permit issuances of common stock that would dilute the stock ownership of a person seeking to effect a change in the composition of the Company’s Board of Directors or contemplating a tender offer or other takeover or change-in-control transaction involving the Company. Nevertheless, the Stock Split is not being proposed in response to any known effort to accumulate our common stock or obtain control of the Company, nor is it part of any plan, understanding, agreement or commitment by the Company to issue additional shares. We may, however, issue additional shares in the future to the Company’s officers as compensation, consistent with past practices, and as indicated in prior SEC filings, we may issue additional shares to consultants in order to conserve the Company’s cash resources. The Stock Split is not part of a plan by management to recommend to the Board of Directors or the shareholders a series of amendments to the Company’s Articles of Incorporation. Other than the Stock Split, the Board of Directors does not currently contemplate recommending the adoption of any other amendments to our Articles of Incorporation that may be construed to affect the ability of third parties to take over or change the control of the Company.

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Potential Factors Weighing in Favor of the Proposed Amendment

•	Increase in per Share Stock Price. As of July 31, 2012, the Company’s common stock was trading at $.06 per share. After the Stock Split, the initial price per share will initially be eleven times the trading price immediately prior to the Stock Split. Accordingly, if the pre-Stock Split trading price remained $.06 per share then immediately after the Stock Split the trading price for the common stock will be $0.66 per share. A higher stock price may generate increased investor interest in our common stock and generally allow for more liquid trading in the Company’s common stock since the transaction price (e.g., brokerage costs) per share will be reduced. Nevertheless, and as indicated below under “Potential Factors Weighing Against the Proposed Amendment,” it is possible that the market value of our common stock after the Stock Split will decrease below the product of eleven times the pre-Stock Split trading price.

•	Increase in the Percentage of Authorized but Unissued Shares. The Stock Split, with no corresponding decrease in the number of shares authorized, will result in a lower percentage of issued and outstanding shares and a higher percentage of authorized but unissued shares. This may assist the Company in making strategic acquisitions in the future or as part of an anti-takeover strategy.

Potential Factors Weighing Against the Proposed Amendment

•	Uncertain Impact on Market Capitalization. There is no assurance that the market price per share of common stock after the Stock Split will increase in proportion to the reduction in the number of shares of the common stock outstanding before the Stock Split or that it will not decrease immediately after the Stock Split. For example, based on the trading price of the Company’s common stock at July 31, 2012 of $0.06 per share, there is no assurance that the post-Stock Split trading price of the common stock will be $0.66 or more, or that it will not subsequently decrease (and even remain) below $0.66 per share. Accordingly, the Company’s market capitalization after the Stock Split may be lower than the market capitalization before the Stock Split.

•	Change in Market Price. If the trading price of the Company’s common stock declines, the percentage decline may be greater than would occur in the absence of a Stock Split. Furthermore, the liquidity of the common stock may be adversely affected by the reduced overall number of shares that will be outstanding after the Stock Split.

•	Potential Dilutive Effect. As a result of the Stock Split, the Company will have more authorized shares available for issuance than it currently has. Therefore, a significant risk exists that current shareholder value may be further diluted after the Stock Split by the Company’s issuance of additional shares of common stock. For example, the current net tangible book value per share would be diluted if additional shares of common stock are issued without a simultaneous increase in the net book value of the Company’s assets. However, the Stock Split is not being proposed in response to any known effort to accumulate our common stock or obtain control of the Company, nor is it part of any plan, understanding, agreement or commitment by the Company to issue additional shares. We may, however, issue additional shares in the future to the Company’s officers as compensation, consistent with past practices, and as indicated in prior SEC filings, we may issue additional shares to consultants in order to conserve the Company’s cash resources.

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Federal Income Tax Consequences of the Stock Split

The following summary of the material federal income tax consequences of a reverse stock split is based on current law, including the Internal Revenue Code of 1986, as amended (the “Code”), and is for general information only. The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of such shareholder, and the discussion below may not address all the tax consequences for a particular shareholder. For example, foreign, state and local tax consequences are not discussed below. The summary does not address the tax consequences to shareholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. Accordingly, notwithstanding anything to the contrary, each shareholder should consult his, her or its tax advisor to determine the particular tax consequences of a reserve stock split to him, her or it, including the application and effect of federal, state, local and/or foreign income tax and other laws. The following summary assumes that shares of common stock are held as “capital assets” within the meaning of the Code.

We believe the Stock Split will constitute a reorganization as described in Section 368(a)(1)(E) of the Code. Accordingly, we will not recognize taxable income, gain or loss in connection with the Stock Split.

Generally, a reverse split will not result in the recognition of gain or loss or dividend income to a shareholder for federal income tax purposes. The adjusted basis of the new shares of common stock will be the same as the adjusted basis of old shares of common stock for which the new shares of common stock are exchanged. The holding period of the new, post-split shares of common stock resulting from implementation of the reverse split will include the shareholder’s respective holding period(s) for the pre-split shares of common stock for which the new shares of common stock are exchanged.

We are required to furnish to the record holders of common stock, other than corporations and other exempt holders, and to the IRS, information with respect to dividends paid on the common stock. You may be subject to backup withholding with respect to proceeds received from a disposition of the shares of common stock. Certain holders (including, among others, corporations and certain tax-exempt organizations) are generally not subject to backup withholding. You will be subject to backup withholding if you are not otherwise exempt and you (a) fail to furnish your taxpayer identification number, which, for an individual, is ordinarily his or her social security number; (b) furnish an incorrect taxpayer identification number; (c) are notified by the IRS that you have failed to properly report payments of interest or dividends; or (d) fail to certify, under penalties of perjury, that you have furnished a correct taxpayer information number and that the IRS has not notified you that you are subject to backup withholding. Backup withholding is not an additional tax but, rather, is a method of tax collection. You generally will be entitled to credit any amounts withheld under the backup withholding rules against your United States federal income tax liability provided that the required information is furnished to the IRS in a timely manner.

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Recommendation by the Board of Directors

After consideration, the Board of Directors has determined to advise shareholders to vote “FOR” the proposed amendment. In evaluating the proposed amendment and determining to express this opinion, the Board of Directors considered each of the factors set forth above under the captions “Potential Factors Weighing in Favor of the Proposed Amendment” and “Potential Factors Weighing Against the Proposed Amendment.“ The board recognizes that an individual shareholder’s decision on the question is likely to depend primarily on how the shareholder weighs these factors in addition to any other factors that the shareholder may consider relevant. Accordingly, the board urges each shareholder to make his, her or its own decision regarding the proposed amendment based on all available information.

The Board of Directors did not find it practicable, and did not attempt, to quantify, rank or otherwise assign relative weight to these factors, and different members of the board may have given different weight to the different factors.

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Admittance to Special Meeting

You are entitled to attend the special meeting only if you were a shareholder of the Company as of the close of business on August 8, 2012 (the record date) or hold a valid legal proxy for the special meeting. You should be prepared to present photo identification for admittance. In addition, if you are a record holder, your name will be verified against the list of record holders on the record date prior to being admitted to the special meeting. If you are not a record holder but hold common stock through a broker or nominee (i.e., in street name), you must provide proof of beneficial ownership on the record date, such as your most recent account statement prior to the record date, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the special meeting.

Voting, Solicitation and Certain Other Information

Proxies may be solicited by mail. Presently, we do not anticipate that we will solicit proxies by any other means. No person will receive additional compensation for any proxy solicitations. The Company has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all of its solicitation materials to the beneficial owners of the common stock they hold of record. The Company will reimburse these record holders for customary clerical and mailing expenses incurred by them in forwarding these materials to their customers.

The entire expense of the solicitation of proxies on behalf of the Company for the special meeting is being borne by the Company. The Company’s costs incidental to this proxy solicitation include expenditures for printing, postage, legal and related expenses, and are expected to be approximately $30,000.

No Dissenters’ Rights

Pursuant to Minn. Stat. 302A.471, subd. 1, dissenters’ rights are not available to the Company’s shareholders as a result of the proposed amendment to the Company’s Articles of Incorporation relating to the Stock Split.

No Other Matters at the Special Meeting

Other than the proposed amendment to our Articles of Incorporation, the Company is not aware of any other matters to be submitted at the special meeting and no other business is expected to be brought before the meeting. However, if any other matter properly comes before the meeting, the named proxies will vote all proxies granted to them in their sole discretion.

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Beneficial Ownership of Securities

The table below sets forth certain information with respect to beneficial ownership of our common stock as of July 31, 2012, on which date there were 11,800,224 shares of common stock outstanding, by:

•	Each director of the Company;
•	Each named executive (as defined in our Annual Report on Form 10-K for the year ended December 31, 2011;
•	All current directors and officers of the Company as a group; and
•	Each person or entity known by the Company to beneficially own more than 5% of our common stock.

Unless otherwise indicated in the table or its footnotes, the address of each of the following persons or entities is 130 West Lake Street, Suite 300, Wayzata, Minnesota 55391, and each such person or entity has sole voting and investment power with respect to the shares of common stock set forth opposite their respective name.

Name	Number of Shares Beneficially Owned (1)	Percentage of Outstanding Shares (1)
Douglas M. Polinsky (2)	2,659,500	22.5%
Joseph A. Geraci, II (3) 80 South Eighth Street, Suite 900 Minneapolis, MN 55402	2,701,000	22.9%
All current directors and executive officers as a group (4)	5,355,500	45.4%
Amit Sela 13564 Westernesse Road Minnetonka, MN 55305	633,333	5.4%

_____________

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and includes general voting power and/or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days of the applicable record date, are deemed outstanding for computing the beneficial ownership percentage of the person holding such options or warrants but are not deemed outstanding for computing the beneficial ownership percentage of any other person.

(2)	Mr. Polinsky is the Company’s Chairman and Chief Executive Officer. Includes 763,500 common shares held by Great North Capital Consultants, Inc. (f/k/a Great North Capital Corp.), a Minnesota corporation of which Mr. Polinsky is the sole shareholder, officer and director; 5,000 common shares held by Lantern Advisers, LLC, a Minnesota limited liability company co-owned by Messrs. Polinsky and Geraci; 1,901,000 common shares held individually by Mr. Polinsky; and 140,000 common shares Mr. Polinsky holds as a custodian for his children (beneficial ownership of which Mr. Polinsky disclaims).

(3)	Mr. Geraci is a director and the Company’s Chief Financial Officer. Includes 5,000 common shares held by Lantern Advisers, LLC, a Minnesota limited liability company co-owned by Messrs. Geraci and Polinsky; 2,656,000 common shares held by Mr. Geraci; and 190,000 common shares held individually by Mr. Geraci’s spouse.

(4)	Includes Messrs. Polinsky and Geraci.

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Cautionary Statement Regarding Forward-Looking Information

This Proxy Statement contains certain management expectations that may constitute forward-looking information within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking information speaks only as to the date of this Proxy Statement and may be identified by use of words such as “may,” “will,” “believes,” “anticipates,” “plans,” “expects,” “estimates,” “projects,” “targets,” “forecasts,” “continues,” “seeks,” or the negative of those terms or similar expressions. Many important factors could cause actual results to be materially different from those in forward-looking information, including without limitation competitive factors, disruption of markets, changes in market or economic conditions, pending or future claims or litigation, technology advances, federal or state regulation or legislation. No assurances can be provided as to the outcome of such risks or the consequences if the shareholders either approve or fail to approve the proposed amendment. The Company does not undertake to update or revise any forward-looking information even if events make it clear that any projected results, actions, or impact, express or implied, will not be realized.

Although federal securities laws provide a safe harbor for forward-looking statements made by a public company that files reports under the federal securities laws, this safe harbor is not available to certain issuers, including issuers that do not have their equity traded on a recognized national exchange or the Nasdaq Capital Market. In our case, our common stock does not trade on any recognized national exchange or the Nasdaq Capital Market. As a result, we do not have the benefit of this safe harbor protection.

Other potential risks and uncertainties that may cause actual results or outcomes to be materially different from those in forward-looking information are described in the Company’s most recent Annual Report on Form 10-K filed with the SEC. Copies are available from the SEC at http:www.sec.gov.

Please timely complete, sign, date and return the enclosed proxy card.

13

Exhibit A

Proposed Amendment to Articles of Incorporation

ARTICLES OF AMENDMENT

OF POKER MAGIC, INC.

The Undersigned, Chief Executive Officer of Poker Magic, Inc., a Minnesota corporation (the “Corporation”), hereby certifies that the following Articles of Amendment have been duly adopted by the Corporation’s Board of Directors and shareholders pursuant to the provisions of the Minnesota Business Corporation Act (the “Act”):

1. The name of the Corporation is: Poker Magic, Inc.

2. Article 3 of the Corporation’s Amended and Restated Articles of Incorporation dated as of January 10, 2006, is hereby amended by adding the following new paragraph “D” as follows:

D.	Effective upon the filing of the Articles of Amendment approved by the shareholders of the Corporation at a special meeting held on September 7, 2012 (the “Effective Time”), the issued and outstanding common stock of the Corporation shall be combined on a 1-for-11 basis such that, at the Effective Time, every eleven shares of common stock outstanding immediately prior to the Effective Time shall be combined into one share of common stock. This share combination will be effected through the exchange and replacement of certificates representing issued and outstanding shares of common stock as of the Effective Time, together with immediate book-entry adjustments to the stock register of the Corporation maintained in accordance with the Act. In the event that the share combination would result in a shareholder being entitled to receive less than a full share of common stock, the fractional share that would so result shall be rounded up to the nearest whole share of common stock. The par value of each share of issued and outstanding common stock shall not be affected by the share combination.

3. These Articles of Amendment were adopted pursuant to the Act.

In Witness Whereof, the undersigned has set his hand as of [●], 2012.

Douglas M. Polinsky
Chief Executive Officer

14

POKER MAGIC, INC.
130 WEST LAKE STREET, SUITE 300
WAYZATA MN 55391

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

**VOTE BY INTERNET - www.proxyvote.com**
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

| NAME | SHARES |
|---|---|
| THE COMPANY NAME INC. - COMMON | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS A | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS B | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS C | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS D | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS E | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS F | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - 401 K | 123,456,789,012.12345 |

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

02 0000000000

The Board of Directors recommends you vote FOR the following proposal:

| | For | Against | Abstain |
|---|---|---|---|
| 1 Proposal to approve an amendment to the Company's Articles of Incorporation, as amended, to effect a 1-for-11 combination (reverse stock split) of the Companys' common stock. | ☐ | ☐ | ☐ |

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

| | Yes | No |
|---|---|---|
| Please indicate if you plan to attend this meeting | ☐ | ☐ |

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000148707_1 R1.0.0.11699

**Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:** The Notice & Proxy Statement is/are available at www.proxyvote.com .

**POKER MAGIC, INC.**
**PROXY FOR SPECIAL MEETING OF SHAREHOLDERS**
**Friday, September 7, 2012 9:00 a.m.**

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.**

The undersigned, a shareholder of Poker Magic, Inc. (the "Company"), hereby appoints Douglas M. Polinsky and Joseph A. Geraci, II, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the special meeting of shareholders of Poker Magic, Inc. to be held at the offices of Maslon Edelman Borman & Brand, LLP, 90 South 7th Street, Suite 3300, Minneapolis, MN 55402, on Friday, September 7, 2012, at 9:00 a.m., and at any and all adjournments thereof.

When properly executed, this proxy will be voted on the proposal set forth herein as directed by the shareholder, but if no direction is made in the space provided, this proxy will be voted FOR the proposed amendment to the Company's Articles of Incorporation, as amended, to effect a 1-for-11 combination (reverse stock split) of the Company's common stock.

**Continued and to be signed on reverse side**

0000148707_2 R1.0.0.11699